SUPPLEMENT DATED SEPTEMBER 14, 2026

TO THE UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2026

AMERICAN GENERAL LIFE INSURANCE COMPANY

Corebridge MarketLock® Annuity

This supplement updates certain information in the above-referenced updating summary prospectus (the “Summary Prospectus”). The terms used in this supplement have the same meaning as in the Summary Prospectus. This supplement must be used in conjunction with the Summary Prospectus. For additional information, please read the prospectus which contains more information about the Contract. If you need a copy of the prospectus or Summary Prospectus, please call our Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/rila-documents.

Strategy Account Options

The following Strategy Account Options are available for allocation as of September 14, 2026:

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)	Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)	Availability of Performance Capture

3-Year Strategy Account Options without Lock Upside Parameter

S&P 500® Index	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20% Buffer Rate	5% Trigger Rate	Manual or Automatic
5% Cap Rate

Nasdaq-100 Index®	Market Index	3-Year	Point-to-Point Participation and Cap	100% Buffer Rate	100% Participation Rate	Manual or Automatic
5% Cap Rate

Nasdaq-100 Index®	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20% Buffer Rate	5% Trigger Rate	Manual or Automatic
5% Cap Rate

MSCI EAFE Index	Market Index	3-Year	Point-to-Point Participation and Cap	100% Buffer Rate	100% Participation Rate	Manual or Automatic
5% Cap Rate

MSCI EAFE Index	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20% Buffer Rate	5% Trigger Rate	Manual or Automatic
5% Cap Rate

Russell 2000® Index	Market Index	3-Year	Point-to-Point Participation and Cap	100% Buffer Rate	100% Participation Rate	Manual or Automatic
5% Cap Rate

Russell 2000® Index	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20% Buffer Rate	5% Trigger Rate	Manual or Automatic
5% Cap Rate

6-Year Strategy Account Options without Lock Upside Parameter

MSCI EAFE Index	Market Index	6-Year	Point-to-Point Participation and Cap	100% Buffer Rate	100% Participation Rate	Manual or Automatic
5% Cap Rate

1.

Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.

2.

If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture or Lock Threshold is met). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.

The Summary Prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Contract, both dated September 14, 2026, as may be amended or supplemented from time to time. The prospectus and SAI may be obtained, free of charge, online at www.corebridgefinancial.com/rila-documents or by calling (855) 421-2692.

Please keep this supplement with your Summary Prospectus.